681 P-1
                         SUPPLEMENT DATED APRIL 4, 2007
                    TO THE PROSPECTUS DATED DECEMBER 1, 2006
                                       OF
              FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND
                              FRANKLIN GLOBAL TRUST


The prospectus is amended as follows:

The "Management" section on pages 12-13 is amended by replacing the names of the management team for the Fund with the following:

EDWIN LUGO, PORTFOLIO MANAGER OF FT INSTITUTIONAL

Mr. Lugo has been a manager of the Fund since 2006. Mr. Lugo has primary responsibility for the investments of the Fund. Mr. Lugo has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which Mr. Lugo may perform these functions, and the nature of these functions, may change from time to time. Mr. Lugo joined FT Institutional in June 2006. Prior to rejoining the Franklin Templeton organization, Mr. Lugo was an international portfolio manager with Brown Capital Management from 2002 to 2006. He also served as vice president and portfolio manager with Templeton Private Client Group (renamed Franklin Templeton Portfolio Advisors, Inc. in 2004), as well as the research manager of the international equity group, from 1996 to 2002.

DAVID GLAZER, CFA, RESEARCH ANALYST OF FT INSTITUTIONAL

Mr. Glazer has been a manager of the Fund since January 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Prior to joining FT Institutional in 2005, Mr. Glazer was an analyst/portfolio manager at Boston Common Asset Management and Glickenhaus and Co., as well as analyst at Harbor Capital/Fortis Investments and Boston Partners Asset Management.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.